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                                                                   EXHIBIT 10.15

                                                        7173 NORTH SHARON AVENUE
                                                              FRESNO, CALIFORNIA

                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED LEASE AGREEMENT

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LEASE AGREEMENT (the "First Amendment") is made and entered into on this the 31st day of December, 2004, by and between SAN JOAQUIN HEALTHCARE ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lessor") and 7173 NORTH SHARON AVENUE OPERATING COMPANY, LLC, a Delaware limited liability company ("Lessee") as follows:

                                R E C I T A L S:

     A. Lessor and Lessee entered into that certain Third Amended and Restated Lease Agreement dated as of December 20, 2004 (the "Lease"), whereby the Lessor leased to Lessee certain leased property, including the real property located in Fresno, Fresno County, California, as described in the Lease.

     B. Lessor and Lessee desire to amend the terms, conditions and provisions of the Lease.

     NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

     1.   AMENDMENT.

     Article XXI ("Substitution of Property") is hereby deleted in its entirety, and all references in the Lease to the substitution property and the "substituted property" are hereby deleted in their entirety.

     2. REPRESENTATION. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment.

     3. NO DEFAULTS. Lessee represents and warrants that all representations and warranties set forth in the Lease are true and correct at the date hereof and that there are no defaults or events of default under the Lease.

     4. RATIFICATION. Except as expressly amended hereby, the Lease is hereby confirmed and ratified in all respects by each of the parties thereto.

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     5.   MISCELLANEOUS.

     (a) Lessee acknowledges, represents and warrants that the officer of the Lessee, whose name is signed to this First Amendment, has been duly and properly authorized by the Lessee to sign this First Amendment for and on behalf of the Lessee.

     (b) This First Amendment may be executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument.

                      [ See Following Page for Signatures ]

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         IN WITNESS WHEREOF, Lessor and Lessee have executed this First
Amendment to be effective as of the date first written above.

                                     LESSOR:

                                     SAN JOAQUIN HEALTHCARE ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                     By:  MPT of California, LLC
                                     Its: General Partner
                                     By:  MPT Operating Partnership, L.P.
                                     Its: Sole Member

                                     By:  /s/ R. Steven Hamner
                                          --------------------------------------
                                          R. Steven Hamner
                                     Its: Executive Vice President and
                                          Chief Financial Officer

                                     LESSEE:

                                     7173 NORTH SHARON AVENUE
                                     OPERATING COMPANY, LLC,
                                     a Delaware limited liability company

                                     By:  /s/ Brad E. Hollinger
                                         ---------------------------------------
                                          Brad E. Hollinger
                                     Its: President

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STATE OF ALABAMA
JEFFERSON COUNTY

     On this ____ day of ____________, 200___, before me, the undersigned authority, __________________, a Notary Public in and for said State, duly commissioned and sworn, personally appeared R. Steven Hamner, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Executive Vice President and Chief Financial Officer of MPT Operating Partnership, L.P., the Sole Member of MPT of California, LLC, the General Partner of San Joaquin Healthcare Associates Limited Partnership, a Delaware limited partnership, and acknowledged to me that such limited partnership, as the sole member of such limited liability company, as the general partner of such limited partnership, executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year in this certificate first above written.

                                            ____________________________________
                                            NOTARY PUBLIC
                                            Printed Named:______________________
[ AFFIX NOTARY SEAL ]                       My Commission Expires:______________

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STATE OF ____________
___________ COUNTY

     On this ____ day of ____________, 200___, before me, the undersigned authority, __________________, a Notary Public in and for said State, duly commissioned and sworn, personally appeared Brad E. Hollinger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as President of 7173 North Sharon Avenue Operating Company, LLC, a Delaware limited partnership, and acknowledged to me that such limited liability company executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year in this certificate first above written.

                                            ____________________________________
                                            NOTARY PUBLIC
                                            Printed Named:______________________
[ AFFIX NOTARY SEAL ]                       My Commission Expires:______________